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                                                                    EXHIBIT 23.4

                        [RYDER SCOTT COMPANY LETTERHEAD]


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.


                                               /s/ RYDER SCOTT COMPANY, L.P.
                                                   -----------------------------
                                                   Ryder Scott Company, L.P.


Houston, Texas
January 25, 2000